EXHIBIT 99.1

MARTIN MIDSTREAM PARTNERS L.P.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial information is based upon the historical financial statements of the Partnership, adjusted to reflect the disposition of its East Texas and Northwest Louisiana natural gas gathering and processing assets, and certain other natural gas gathering and processing assets also owned by the Partnership, reported in the natural gas services segment (the “Prism Assets”).

The following unaudited pro forma condensed consolidated financial information of the Partnership should be read in conjunction with the related notes and with the historical consolidated financial statements of the Partnership and the related notes included in previous filings with the Securities and Exchange Commission. The unaudited pro forma condensed consolidated balance sheet reflects the disposition of its East Texas and Northwest Louisiana natural gas gathering and processing assets, and certain other natural gas gathering and processing assets also owned by the Partnership, as if it occurred on March 31, 2012, while the unaudited pro forma condensed consolidated statements of operations give effect to the disposition as if it occurred on January 1, 2009. The pro forma adjustments, described in the related notes, are based on the best available information and certain assumptions that the Partnership’s management believes are reasonable.

The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and does not purport to be indicative of the operating results or financial position that would have occurred if the transaction described above had occurred as presented in such statements. In addition, future results may vary significantly from the results reflected in such statements. For example, this financial information does not reflect any potential earnings from the use of the proceeds from the disposition or reductions of previously allocated corporate costs.

MARTIN MIDSTREAM PARTNERS L.P.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of March 31, 2012
 (Dollars in thousands)

	MMLP Historical	Natural Gas Gathering and Processing Assets		Pro Forma Consolidated
Assets
Cash	$8,782	$273,300	(a)	$46,095
		(235,987)	(c)
Accounts and other receivables, less allowance for doubtful accounts of $2,979	112,137	—		112,137
Product exchange receivables	9,213	—		9,213
Inventories	81,487	(2,213)	(b)	79,274
Due from affiliates	9,923	—		9,923
Fair value of derivatives	675	—		675
Other current assets	2,001	—		2,001
Total current assets	224,218	(35,100)		259,318

Property, plant and equipment, at cost	740,978	(78,880)	(b)	662,098
Accumulated depreciation	(244,023)	19,532	(b)	(224,491)
Property, plant and equipment, net	496,955	(59,348)		437,607

Goodwill	37,268	(28,931)	(b)	8,337
Investment in unconsolidated entities	177,428	(102,881)	(b)	74,547
Debt issuance costs, net	12,640	—		12,640
Fair value of derivatives	41	—		41
Other assets, ne	19,115	(15,664)	(b)	3,451
	$967,665	(171,724)		$795,941

Liabilities and Partners’ Capital
Current installments of long-term debt and capital lease obligations	$198	$(198)	(c)	$—
Trade and other accounts payable	96,107	841	(d)	96,948
Product exchange payables	30,583	—		30,583
Due to affiliates	14,167	—		14,167
Income taxes payable	1,156	5,846	(d)	7,002
Fair value of derivatives	530	—		530
Other accrued liabilities	12,131	—		12,131
Total current liabilities	154,872	6,489		161,361

Long-term debt and capital leases, less current maturities	433,684	(235,789)	(c)	197,895
Deferred income taxes	7,487	(7,524)	(d)	(37)
Other long-term obligations	1,601	(505)	(b)	1,096
Total liabilities	597,644	(237,329)		360,315

Partners’ capital	369,459	65,605	(d)	435,626
		562	(e)
Accumulated other comprehensive income	562	(562)	(e)	—
Total partners’ capital	370,021	65,605		435,626

	$967,665	$(171,724)		$795,941

See accompanying notes to unaudited pro forma condensed consolidated financial information.

MARTIN MIDSTREAM PARTNERS L.P.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Three Months Ended March 31, 2012

	MMLP Historical	Natural Gas Gathering and Processing Assets		Pro Forma Consolidated

	(Dollars in thousands, except per unit amounts)
Revenues:
Terminalling and storage	$20,186	$—		$20,186
Marine transportation	20,862	—		20,862
Sulfur services	2,926	—		2,926
Product sales:
Natural gas services	201,013	(28,902)	(f)	172,111
Sulfur services	71,626	—		71,626
Terminalling and storage	21,673	—		21,673
	294,312	(28,902)		265,410
Total revenues	338,286	(28,902)		309,384

Costs and expenses:
Cost of products sold: (excluding depreciation and amortization)
Natural gas services	193,180	(25,980)	(f)	167,200
Sulfur services	54,960	—		54,960
Terminalling and storage	20,020	—		20,020
	268,160	(25,980)		242,180
Expenses:
Operating expenses	38,170	(1,158)	(f)	37,012
Selling, general and administrative	5,689	(1,285)	(f)	4,404
Depreciation and amortization	11,095	(1,394)	(f)	9,701
Total costs and expenses	323,114	(29,817)		293,297
Other operating income	4	(10)	(f)	(6)
Operating income	15,176	905		16,081

Other income (expense):
Equity in earnings of unconsolidated entities	2,847	(2,325)	(f)	522
Interest expense	(7,207)	1,781	(g)	(5,426)
Debt prepayment premium	(251)	—		(251)
Other, net	61	—		61
Total other income (expense)	(4,550)	(544)		(5,094)
Net income before taxes	10,626	361		10,987
Income tax expense	(97)	(168)	(f)	(265)
Net income	$10,529	$193		$10,722

General partner’s interest in net income	$1,450			$1,615
Limited partners’ interest in net income	$9,079			$9,107

Net income per limited partner unit - basic and diluted	$0.40			$0.40
Weighted average limited partner units - basic	22,576,404			22,576,404
Weighted average limited partner units - diluted	22,579,908			22,579,908

See accompanying notes to unaudited pro forma condensed consolidated financial information.

MARTIN MIDSTREAM PARTNERS L.P.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Three Months Ended March 31, 2011

	MMLP Historical	Natural Gas Gathering and Processing Assets		Pro Forma Consolidated

	(Dollars in thousands, except per unit amounts)
Revenues:
Terminalling and storage	$18,123	$—		$18,123
Marine transportation	19,399	—		19,399
Sulfur services	2,850	—		2,850
Product sales:
Natural gas services	167,211	(30,055)	(f)	137,156
Sulfur services	56,908	—		56,908
Terminalling and storage	18,545	—		18,545
	242,664	(30,055)		212,609
Total revenues	283,036	(30,055)		252,981

Costs and expenses:
Cost of products sold: (excluding depreciation and amortization)
Natural gas services	158,204	(25,926)	(f)	132,278
Sulfur services	44,442	—		44,442
Terminalling and storage	16,560	—		16,560
	219,206	(25,926)		193,280
Expenses:
Operating expenses	34,349	(1,399)	(f)	32,950
Selling, general and administrative	5,028	(1,302)	(f)	3,726
Depreciation and amortization	10,942	(1,371)	(f)	9,571
Total costs and expenses	269,525	(29,998)		239,527
Other operating income	—	—		—
Operating income	13,511	(57)		13,454

Other income (expense):
Equity in earnings of unconsolidated entities	2,376	(2,350)	(f)	26
Interest expense	(8,402)	1,952	(g)	(6,450)
Debt prepayment premium	—	—		—
Other, net	60	(1)	(f)	59
Total other income (expense)	(5,966)	(399)		(6,365)
Net income before taxes	7,545	(456)		7,089
Income tax benefit (expense)	(223)	2	(f)	(221)
Net income	$7,322	$(454)		$6,868

General partner’s interest in net income	$1,224			$1,220
Limited partners’ interest in net income	$5,580			$5,371

Net income per limited partner unit - basic and diluted	$0.30			$0.29
Weighted average limited partner units - basic	18,760,861			18,760,861
Weighted average limited partner units - diluted	18,761,611			18,761,611

  See accompanying notes to unaudited pro forma condensed consolidated financial information.

MARTIN MIDSTREAM PARTNERS L.P.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2011

	MMLP Historical	Natural Gas Gathering and Processing Assets		Pro Forma Consolidated

	(Dollars in thousands, except per unit amounts)
Revenues:
Terminalling and storage	$77,283	$—		$77,283
Marine transportation	76,936	—		76,936
Sulfur services	11,400	—		11,400
Product sales:
Natural gas services	733,087	(121,338)	(f)	611,749
Sulfur services	263,644	—		263,644
Terminalling and storage	74,723	—		74,723
	1,071,454	(121,338)		950,116
Total revenues	1,237,073	(121,338)		1,115,735

Costs and expenses:
Cost of products sold: (excluding depreciation and amortization)
Natural gas services	704,073	(105,259)	(f)	598,814
Sulfur services	219,697	—		219,697
Terminalling and storage	67,134	—		67,134
	990,904	(105,259)		885,645
Expenses:
Operating expenses	140,197	(5,463)	(f)	134,734
Selling, general and administrative	22,665	(5,236)	(f)	17,429
Depreciation and amortization	44,957	(5,512)	(f)	39,445
Total costs and expenses	1,198,723	(121,470)		1,077,253
Other operating income	1,326	—		1,326
Operating income	39,676	132		39,808

Other income (expense):
Equity in earnings of unconsolidated entities	9,536	(9,142)	(f)	394
Interest expense	(24,518)	7,641	(g)	(16,877)
Other, net	233	—		233
Total other income (expense)	(14,749)	(1,501)		(16,250)
Net income before taxes	24,927	(1,369)		23,558
Income tax expense	(585)	(111)	(f)	(696)
Net income	$24,342	$(1,480)		$22,862

General partner’s interest in net income	$5,289			$5,260
Limited partners’ interest in net income	$17,945			$16,495

Net income per limited partner unit - basic and diluted	$0.92			$0.84
Weighted average limited partner units - basic	19,545,427			19,545,427
Weighted average limited partner units - diluted	19,546,705			19,546,705

  See accompanying notes to unaudited pro forma condensed consolidated financial information.

MARTIN MIDSTREAM PARTNERS L.P.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2010

	MMLP Historical	Natural Gas Gathering and Processing Assets		Pro Forma Consolidated

	(Dollars in thousands, except per unit amounts)
Revenues:
Terminalling and storage	$67,117	$—		$67,117
Marine transportation	77,642	—		77,642
Sulfur services	—	—		—
Product sales:
Natural gas services	554,482	(112,477)	(f)	442,005
Sulfur services	165,078	—		165,078
Terminalling and storage	47,799	—		47,799
	767,359	(112,477)		654,882
Total revenues	912,118	(112,477)		799,641

Costs and expenses:
Cost of products sold: (excluding depreciation and amortization)
Natural gas services	527,232	(99,575)	(f)	427,657
Sulfur services	122,121	—		122,121
Terminalling and storage	44,549	—		44,549
	693,902	(99,575)		594,327
Expenses:
Operating expenses	116,402	(4,479)	(f)	111,923
Selling, general and administrative	21,118	(6,007)	(f)	15,111
Depreciation and amortization	40,656	(4,452)	(f)	36,204
Total costs and expenses	872,078	(114,513)		757,565
Other operating income	136	92	(f)	228
Operating income	40,176	2,128		42,304

Other income (expense):
Equity in earnings of unconsolidated entities	9,792	(9,831)	(f)	(39)
Interest expense	(33,716)	—		(33,716)
Other, net	287	—		287
Total other income (expense)	(23,637)	(9,831)		(33,468)
Net income before taxes	16,539	(7,703)		8,836
Income tax expense	(517)	(397)	(f)	(914)
Net income	$16,022	$(8,100)		$7,922

General partner’s interest in net income	$3,869			$3,709
Limited partners’ interest in net income	$11,045			$3,105

Net income per limited partner unit - basic and diluted	$0.63			$0.18
Weighted average limited partner units - basic	17,525,089			17,525,089
Weighted average limited partner units - diluted	17,525,089			17,525,089

See accompanying notes to unaudited pro forma condensed consolidated financial information.

MARTIN MIDSTREAM PARTNERS L.P.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2009

	MMLP Historical	Natural Gas Gathering and Processing Assets		Pro Forma Consolidated

	(Dollars in thousands, except per unit amounts)
Revenues:
Terminalling and storage	$69,710	$—		$69,710
Marine transportation	68,480	—		68,480
Sulfur services	—	—		—
Product sales
Natural gas services	408,982	(71,141)	(f)	337,841
Sulfur services	79,629	—		79,629
Terminalling and storage	35,584	—		35,584
	524,195	(71,141)		453,054
Total revenues	662,385	(71,141)		591,244

Costs and expenses:
Cost of products sold: (excluding depreciation and amortization)
Natural gas services	382,542	(59,152)	(f)	323,390
Sulfur services	43,386	—		43,386
Terminalling and storage	31,331	—		31,331
	457,259	(59,152)		398,107
Expenses:
Operating expenses	117,438	(5,537)	(f)	111,901
Selling, general and administrative	19,775	(5,225)	(f)	14,550
Depreciation and amortization	39,506	(3,963)	(f)	35,543
Total costs and expenses	633,978	(73,877)		560,101
Other operating income	6,013	12	(f)	6,025
Operating income	34,420	2,748		37,168

Other income (expense):
Equity in earnings of unconsolidated entities	7,044	(6,303)	(f)	741
Interest expense	(18,995)			(18,995)
Other, net	326	—		326
Total other income (expense)	(11,625)	(6,303)		(17,928)
Net income before taxes	22,795	(3,555)		19,240
Income tax expense	(592)	(972)	(f)	(1,564)
Net income	$22,203	$(4,527)		$17,676

General partner’s interest in net income	$3,249			$3,192
Limited partners’ interest in net income	$17,179			$12,709

Net income per limited partner unit - basic and diluted	$1.17			$0.87
Weighted average limited partner units - basic	14,680,807			14,680,807
Weighted average limited partner units - diluted	14,684,775			14,684,775

See accompanying notes to unaudited pro forma condensed consolidated financial information.

MARTIN MIDSTREAM PARTNERS L.P.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

(a)	To reflect the Partnership's net cash proceeds of $273.3 million, subject to potential post-closing adjustments and transaction costs, from the disposition of the Prism Assets.

(b)
To reflect the disposition of the Prism Assets' specified balance sheet accounts (primarily fixed assets and working capital accounts) as set forth in the asset purchase agreement dated June 18, 2012, the final amount of which will be determined subsequent to closing.

(c)	To reflect the application of the Partnership's net proceeds from the disposition of the Prism Assets to reduce long-term debt.

(d)
To reflect estimated gain, net of tax, at the time of sale of approximately $65.6 million from the disposition of the Prism Assets. The adjustments also reflect an estimated tax benefit of $1.7 million and estimated transaction costs of $0.8 million.

Proceeds	$273,300
Less:
Carrying value of assets sold	208,532
Transaction costs	841
63,927
Tax benefit	1,678
Estimated gain	$65,605

(e)
To recognize the gains in accumulated other comprehensive income in the results of operations for all of the Partnership's derivative contracts, as the purpose of these instruments was to hedge commodity risk exposure associated with the operation of the Prism Assets.

(f)
To reflect the removal of the operating results of the Prism Assets as if the transaction occurred on January 1, 2009.  The operations of a partnership are generally not subject to income tax, however one subsidiary whose assets are included in the transaction is subject to income taxes due to its corporate structure.  Therefore, the tax adjustments above reflect this subsidiary’s federal income tax in addition to the effects of the Texas margin tax on all Prism Assets.

(g)
To reflect the reduction in interest expense due to repayment of borrowings under the revolving loan facility, notes payable, and capital lease obligations using a portion of the net cash proceeds from the sale of Prism Assets.  The remaining net proceeds from the sale of the Prism Assets are assumed to be retained in cash.  No adjustments were made to interest expense for the years ended December 31, 2010 and 2009.